Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of June 30, 2026, by and between AVALON GLOBOCARE CORP., a Delaware corporation, with headquarters located at 4400 Route 9 South, Suite 3100, Freehold, NJ 07728 (the “Company”), and the investor identified n the signature page thereto (the “Buyer”, and collectively with the Company, the “Parties”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506(b) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act;

B. The Company has authorized the issuance of shares of convertible preferred stock of the Company classified as its “Series F Convertible Preferred Stock” (the “Preferred Stock”) having such designations, preferences, and rights thereof as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock, attached hereto as Exhibit A (the “Designation”);

C. Buyer desires to purchase from the Company, and the Company desires to issue and sell to the Buyer, upon the terms and conditions set forth in this Agreement, (i) 400 shares of Preferred Stock (the “Shares”), which are convertible into shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) upon the terms and subject to the limitations and conditions set forth in such Designation, and (ii) 200,000 shares of Common Stock (the “Commitment Shares”) as additional consideration for the Buyer’s purchase of the Shares.

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. Authorization. The Company has authorized the issuance and sale of up to 5,000 shares of its Preferred Stock, having the rights, privileges and preferences as set forth in the Designation.

2. Purchase and Sale of Shares.

a. Purchase of Shares. Subject to the terms and conditions of this Agreement and on the Closing Date (as defined below), the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company, the Shares and the Commitment Shares. As used in this Agreement, the term “business day” shall mean any day other than a Saturday, Sunday, or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed.

b. Consideration; Form of Payment. On the Closing Date: (i) the Buyer shall pay the purchase price of $400,000.00 (the “Purchase Price”) for the Shares and the Commitment Shares to be issued and sold to it at the Closing (as defined below), by wire transfer of immediately available funds to the Company, in accordance with the Company’s wire instructions, against delivery of the Shares and the Commitment Shares, and (ii) the Company shall deliver such Shares and Commitment Shares to the Buyer, against delivery of such Purchase Price.

c. Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Sections 6 and 7 below, the date and time of the issuance and sale of the Shares and the Commitment Shares pursuant to this Agreement (the “Closing Date”) shall be on the date that the Purchase Price for the Shares is paid by Buyer pursuant to terms of this Agreement.

d. Closing; Closing Deliverables. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely via the exchange of documents and signatures on the Closing Date and the delivery of the following:

(i) Buyer shall deliver, or cause to be delivered, to the Company, the following:

(A)	counterparts to this Agreement duly executed by Buyer;

(B)	the applicable Purchase Price in accordance with Section 2b; and

(C)	such other documents or instruments as Purchaser may reasonably request that are reasonable and necessary to consummate the Transactions.

(ii) The Company shall deliver, or cause to be delivered, to Buyer, the following:

(A)	a counterpart to this Agreement duly executed by an authorized officer of the Company;

(B)	any stock certificates or book entries representing the number of Shares and Commitment Shares to be issued on the Closing Date;

(C)	written resolutions of the Board authorizing the execution, delivery and performance of this Agreement, including the issuance of the Shares;

(E)	a certificate of good standing from the State of Delaware with respect to the Company; and

(F)	such other documents or instruments as Buyer may reasonably request that are reasonable and necessary to consummate the transactions contemplated hereby.

3. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company as of the Closing Date that:

a. Investment Purpose. The Buyer is purchasing the Shares, the Commitment Shares and shares of Common Stock issuable upon conversion of the Shares (the “Conversion Shares”, and collectively with the Shares and the Commitment Shares, the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”). The Buyer is a sophisticated investor, experienced in investing in transactions of the same nature contemplated by this Agreement and capable of evaluating investment risks independently, both in general and with regard to transactions of the same nature contemplated by this Agreement.

c. Reliance on Exemptions. The Buyer understands that the Securities have not been registered under the 1933 Act or any other applicable securities laws of any other jurisdiction, are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company regarding its business and affairs.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Buyer understands that the sale or resale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Securities are sold pursuant to Rule 144 promulgated under the 1933 Act (“Rule 144”) or other applicable exemption, or (c) the Buyer shall have delivered to the Company, at its own cost, an opinion of counsel, in form and substance reasonably acceptable to the Company, that such transfer does not require registration under the 1933 Act. The Buyer understands and agrees that the Securities will be subject to transfer restrictions under applicable securities laws and, as a result of these transfer restrictions, the Buyer may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time.

g. Legends. The Buyer understands that until such time as the Securities have been registered under the 1933 Act or may be sold pursuant to Rule 144 or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE/EXERCISABLE INTO HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, REGULATION S, OR OTHER APPLICABLE EXEMPTION UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. PRIOR TO THE REGISTRATION OF ANY PERMITTED TRANSFER IN ACCORDANCE WITH THE ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

The legend set forth above shall be removed and the Company shall issue a certificate or book entry statement for the applicable shares of Common Stock without such legend to the holder of any Securities upon which it is stamped, if (a) such Securities are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or other applicable exemption without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) the Buyer provides an opinion of legal counsel to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act, which opinion shall be reasonably acceptable to the Company. The Company shall be responsible for the fees of its transfer agent associated with any such issuance.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized by the Buyer and has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and except as may be limited by the exercise of judicial discretion in applying principles of equity. The Buyer (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and (ii) has the requisite power and authority to enter into and perform its obligations under this Agreement.

4. Representations and Warranties of the Company. Except as described in the SEC Documents (as defined in this Agreement), the Company represents and warrants to the Buyer as of the Closing Date that:

a. Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b. Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to issue the Securities, in accordance with the terms hereof.

(i)	Except as set forth in the SEC Documents, (x) there are no other outstanding shares of capital stock of the Company, (y) there are no outstanding subscriptions, options, warrants, calls, convertible securities, rights of first refusal, preemptive rights, or other similar rights, agreements or commitments relating to the issuance or acquisition of capital stock or limited liability company interests to which the Company is a party obligating the Company to (1) issue, transfer or sell any shares of capital stock, limited liability company interests or other equity interests of the Company or securities convertible into or exchangeable for such shares or equity interests, (2) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or other similar right, agreement or arrangement, (3) redeem, repurchase or otherwise acquire any such shares of capital stock, limited liability company or other equity interests, or (4) provide an amount of funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in the Company or any other person.

(ii)	All outstanding shares of the Company’s Common Stock and preferred stock have been duly authorized and are validly issued, fully paid and non- assessable, and not subject to any preemptive rights.

c. Valid Issuance of Shares. The Shares and the Commitment Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable state and federal securities laws. The Conversion Shares have been duly reserved for issuance, and upon issuance in accordance with the terms of the Designation, will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement and applicable federal and state securities laws.

d. Non-Contravention. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby do not and will not (i) contravene or conflict with, or result in any material violation or breach of, any provision of the Company’s governing documents, (ii) contravene or conflict with, or result in any material violation or breach of, any law applicable to the Company or by which any Company assets are bound, or (iii) result in any material violation, termination, or breach of any material contract to which the Company is a party.

f. SEC Documents; Financial Statements. Since January 1, 2022, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). The financial statements and schedules thereto filed by the Company fairly represent, in all material respects, the financial condition and results of operations of the Company and its consolidated subsidiaries as of the times and for the periods referred to in such financial statements, and such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) (except for (i) the absence of footnotes and (ii) changes resulting from regular year-end adjustments (none of which, individually or in the aggregate, are material)). There are no off-balance sheet arrangements to which the Company or any of its subsidiaries is a party.

g. Litigation. (i) There are no legal actions, claims, demands, arbitrations, hearings, charges, complaints, sanctions, examinations, indictments, litigations, suits or other civil, criminal, administrative or investigative proceedings before a governmental authority (collectively, “Legal Actions”) pending or, to the knowledge of the Company, threatened, against the Company, or any of its assets or properties, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and (ii) there are no orders outstanding against the Company or any of its assets or properties, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company.

h. Tax; Tax Return. (i) All income and other material tax returns required to be filed by or concerning the Company have been timely filed (taking into account all applicable extensions), and all such tax returns are true, complete, and correct in all material respects, (ii) the Company has fully and timely paid (or have had paid on its behalf) all material taxes due and payable (whether or not shown to be due on any tax return) and has made adequate provision in accordance with GAAP for all material taxes not yet due and payable in the most recent financial statements of the Company, and (iii) the Company has complied in all material respects with all applicable laws relating to the withholding and payment over to the appropriate governmental authority of all taxes required to be withheld by the Company. There are no liens for taxes upon the assets or properties of the Company.

i. Compliance with Law. Except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company, (i) the Company conducts its businesses in compliance with all laws applicable to the Company’s operations, activities or services and any orders to which it is a party or are subject, including any settlement agreements or corporate integrity agreements, (ii) except for routine matters arising in the ordinary course of business, the Company has not received any written notice, citation, suspension, revocation, limitation, warning, or request for repayment or refund issued by a governmental authority that alleges or asserts that the Company has violated any laws or that requires or seeks to adjust, modify or alter the Company’s operations, activities, services or financial condition that has not been fully and finally resolved to the governmental authority’s satisfaction without further liability to the Company and (iii) there are no restrictions imposed by any governmental authority upon the Company’s business, activities or services that would restrict or prevent the Company from operating as it currently operates.

j. Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Buyer or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyer’s purchase of the Securities.

l. No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

5. Covenants.

a. Commercially Reasonable Efforts. The Parties shall use their commercially reasonable efforts to satisfy timely each of the conditions described in Sections 6 and 7 of this Agreement.

b. Use of Proceeds. The Company may use the Purchase Price for working capital and general corporate purposes and any other purpose as the Parties may otherwise mutually agree.

b. Nasdaq Listing. The Company shall use commercially reasonable efforts to maintain the listing of the Common Stock on Nasdaq.

6. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Shares and the Commitment Shares to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. The Buyer shall have executed this Agreement and delivered the same to the Company.

b. The Buyer shall have delivered the Purchase Price in accordance with this Agreement.

c. The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Conditions to The Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Shares and the Commitment Shares on the Closing Date is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

a. The Company shall have executed this Agreement and delivered the same to the Buyer.

b. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of Closing Date, as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

8. Governing Law; Miscellaneous.

a. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement or any other agreement, certificate, instrument or document contemplated hereby shall be brought only in the Commonwealth of Massachusetts. The Parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. A facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature. Delivery of a counterpart signature hereto by facsimile or email/.pdf transmission shall be deemed valid delivery thereof.

c. Construction; Headings. This Agreement shall be deemed to be jointly drafted by the Company and the Buyer and shall not be construed against any person as the drafter hereof. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement or any other agreement or instrument delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement or any other agreement, certificate, instrument or document contemplated hereby or thereby.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement or any agreement or instrument contemplated hereby may be waived or amended other than by an instrument in writing signed by each of the Parties.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by e-mail or facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

AVALON GLOBOCARE CORP.

4400 Route 9 South, Suite 3100

Freehold, NJ 07728
Attention: Luisa Ingargiola

e-mail: luisa@avalon-globocare.com

If to the Buyer:

Allen O. Cage Jr

[Address]

[City, State, Zip]

e-mail: [●]

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and assigns. Neither Party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other Party.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and Buyer, and the agreements and covenants set forth in this Agreement, shall survive the closing hereunder.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

k. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party.

l. Failure or Indulgence Not Waiver. No failure or delay on the part of the Buyer or Company in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies of the Buyer or Company existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

m. Electronic Signature. This Agreement may be executed and delivered in one or more counterparts (including by facsimile or electronic mail or in .pdf or any other form of electronic delivery (including any electronic signature complying with U.S. federal ESIGN Act of 2000)) and by different parties in separate counterparts, with the same effect as if all Parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

AVALON GLOBOCARE CORP.

By:	/s/ Sam Knipper
	Name:	Sam Knipper
	Title:	Chief Financial Officer

BUYER:

By:	/s/ Allen O. Cage Jr.
	Name:	Allen O. Cage Jr.

EXHIBIT A

Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock

See attached.